SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 11, 2003


                            Group 1 Automotive, Inc.
             (Exact name of Registrant as specified in its charter)







              Delaware                        1-13461             76-0506313
   (State or other jurisdiction of   (Commission File Number)  (I.R.S. Employer
   incorporation or organization)                            Identification No.)




                            950 Echo Lane, Suite 100
                              Houston, Texas 77024
               (Address of principal executive offices) (Zip code)

                                 (713) 647-5700
               (Registrant's telephone number including area code)

Item 5.  Other Events

         On August 11, 2003, Group 1 Automotive, Inc., a Delaware corporation, announced that it had priced its private offering of senior subordinated notes. The text of the press release is attached as Exhibit 99.1 hereto and incorporated herein by this reference.

Item 7.  Financial Statements and Exhibits


     (c) Exhibits

             99.1 Press Release of Group 1 Automotive, Inc. dated as of August 11, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                  Group 1 Automotive, Inc.



         August 11, 2003          By: /s/ Scott L. Thompson
-----------------------------        ------------------------
               Date Scott L. Thompson, Executive Vice President, Chief Financial Officer and Treasurer

                                INDEX TO EXHIBITS





Exhibit No.            Description
-----------            -----------
       99.1            Press Release of Group 1 Automotive, Inc. dated as of
                       August 11, 2003.